UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 10, 2004

                       NATIONAL SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

        DELAWARE                  1-6453               95-2095071
        --------                  ------               ----------
 (State of Incorporation)      (Commission           (I.R.S. Employer
                                File Number)          Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)
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NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents


                                                                Page

Item 5.  Other Events and Regulation FD Disclosure                3

Item 7.  Financial Statements and Exhibits                        3



Signature                                                         4

Exhibits:
99.1     News release dated August 10, 2004


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NATIONAL SEMICONDUCTOR CORPORATION

Item 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

On August 10, 2004, National Semiconductor Corporation issued a news release announcing a downward revision of its revenue outlook for the first quarter of fiscal 2005. A copy of the news release is attached as Exhibit 99.1.

     The information contained in Exhibit 99. shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c )  Exhibits

Exhibit No.       Description of Exhibit

    99.1 News release dated August 10, 2004 issued by National Semiconductor Corporation* (Earnings)

*This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NATIONAL SEMICONDUCTOR CORPORATION

                                       //S// Robert E.  DeBarr
                                       -----------------------
Dated:  August 10, 2004                Robert E.  DeBarr
                                       Controller
                                       Signing on behalf of the registrant and
                                       as principal accounting officer